(ICON)

Prudential
MoneyMart
Assets, Inc.

SEMI
ANNUAL
REPORT

June 30, 1998

(LOGO)

Prudential MoneyMart Assets, Inc.

Performance At A Glance.
The first six months of 1998 saw yields on short-term securities fluctuate as investors attempted to anticipate Federal Reserve Board intentions. This created several buying opportunities that your Prudential MoneyMart Assets
Fund used to its advantage. Your Fund provided attractive yields and maintained high credit quality and a stable $1 net asset value. On June 30, 1998, our seven-day current yield was 5.00% for Class A shares, compared to the 4.94% yield of the average money market fund tracked by IBC Financial Data.


Fund Facts                                       As of 6/30/98

                             7-Day       Net Asset      Weighted Avg.     Net Assets
                          Current Yld   Value (NAV)      Mat. (WAM)       (Millions)
Class A                      5.00%          $1             64 Days          $6,997
Class Z*                     5.13%          $1             64 Days          $  186
IBC Financial Data
Money Fund Avg.
(General Purpose**)          4.94%          $1             63 Days            N/A

Note: Yields will fluctuate from time to time and past performance is not indicative of future results. An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value.

*Class Z shares are not subject to a distribution fee.

**IBC Financial Data reports a seven-day current yield, NAV, and WAM on Tuesdays. This is the data of all funds in the International Business Communication (IBC) Financial Data Money Fund Average (General Purpose-Taxable 1st & 2nd Tier) category as of June 30, 1998.

How Investments Compared.
    (As of 6/30/98)
        (CHART)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total return averages for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds. Unlike bond funds, bonds, if held to maturity, generally offer a fixed rate of return and fixed principal value.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Money Fund Yields Stabilized.
          (CHART)

Joseph M. Tully, Fund Manager
(PHOTO)

Portfolio
Manager's Report
Prudential MoneyMart Assets seeks maximum current income consistent with stability of capital and the maintenance of liquidity. The Fund is a diversified portfolio of high-quality, U.S. dollar-denominated money market instruments issued by the U.S. government and its agencies, major corporations, and commercial banks of the U.S. and abroad. Maturities can range from one day to 13 months. We purchase only securities rated in one of the two highest categories by at least two major rating agencies or, if not rated, deemed to be of equivalent quality by our credit research staff. There can be no assurance that the Fund will achieve its investment objective.

A Word About Quality.
As of June 30, 1998, substantially all of the portfolio's investments were rated in the highest category by at least two major, independent rating agencies or, if not rated, were deemed to be of equivalent credit quality by our credit research staff. Investments deemed to be of equivalent credit quality are reported to the Board of Directors.

Strategy Session.Managing Expectations.
-------------------------------------------------------------------------------
Our strategy over the past six months was to take advantage of attractive buying opportunities created by overdone swings in investor sentiment.

Swings in sentiment provide opportunities; the key is to be properly positioned to take advantage of them -- and we were. Late in the fourth quarter of 1997 we made term purchases that gave us the flexibility to "sit out" the January market rally and avoid purchases of lower-yielding securities. In January, investors believed that the deepening Asian economic crisis would slow the U.S. economy. Such a development might force the central bank to ease monetary policy to stimulate growth. However, the continued strength of the American economy, plus some "balanced" comments by Federal Reserve Board Chairman Alan Greenspan in late February, abruptly dispelled the notion that the Fed would lower short-term interest rates anytime soon.

As a result, investor sentiment changed and money market rates moved higher. We were properly positioned in February to take advantage of shifting investor sentiment by purchasing one-year term securities at attractive prices and higher yields.

For much of the second quarter, large U.S. Treasury paydowns on debt kept a lid on short-term rates. However, as the reporting period ended, a number of technical market factors converged to create an opportunity to buy securities at what we considered to be "fire sale" prices. We used the occasion to reposition the Fund's weighted average maturity (WAM) to be more in line with the competitive average.

What Went Well.
-------------------------------------------------
Riding Out The Wave.
Investors drove down short-term interest rates in January. They expected the crisis in Asia to slow U.S. economic growth enough to prompt a federal funds rate cut that would revitalize the domestic economy. (The federal funds rate is the rate that banks charge each other for overnight loans.)

Fortunately for us, we had lengthened the Fund's WAM in December 1997 by purchasing higher yielding securities that allowed us to "ride out the wave." In other words, we were able to avoid purchasing lower yielding securities in January. Instead, we waited until after Federal Reserve Chairman Greenspan's remarks in late February to buy higher yielding, one-year term securities that also extended our WAM. This was a strategy we repeated several times during the reporting period and our performance indicates that we apparently were fairly successful at anticipating these market swings.

And Not So Well.
-------------------------------------------------
More of the Same.
It's been more than a year since the Federal Reserve last raised the key federal funds rate to 5.50% from 5.25% on March 25, 1997. While central bankers apparently have a bias to raise rates, the economic conditions -- namely inflationary pressures -- have not been there to justify an increase. Unfortunately, a prolonged period of stable short-term interest rates will limit attractive investment opportunities for your Fund.

Looking Ahead.
-------------------------------------------------
Despite the strong domestic economy, the absence of inflationary pressures combined with the economic slowdown in Asia should keep the Federal Reserve from moving on interest rates for the next several months, in our opinion. Still, Federal Reserve Chairman Greenspan recently warned that higher inflation remains more of a risk than recession in the U.S.

We will manage the Fund to maintain an attractive return while continuing to look for situations of overdone market sentiment that create buying opportunities and lock in higher yields for you.

President's Letter                                               August 4, 1998
-------------------------------------------------------------------------------
(PHOTO)
                               Managing Expectations.
Dear Shareholder:
For nearly eight years we've enjoyed above-average, double-digit returns from stocks--a bull market of unprecedented duration. As a result, many of us have grown accustomed to seeing the Dow Jones Industrial Average, the S&P 500 and other market indexes set new records. That's why the fluctuations normally seen in financial markets may take investors by surprise.

Although the media has given ample coverage to the factors that have caused concern in 1998, we'd like to remind you that there is also good news to report: the US economy is healthy and continues to grow. Inflation remains subdued and employment is strong.

Even with a sound economy, it isn't easy to maintain your investment discipline when the market is fluctuating. Here are some thoughts that may help:

- Manage Your Expectations. Experienced mutual fund investors understand that financial markets rise and fall. Over time, however, stocks and bonds have produced attractive returns that have kept ahead of inflation.

- Don't Invest Emotionally. If you have long-term (several years or longer) investment goals, it may be counter-productive to sell an investment in reaction to short-term market fluctuation. Over the course of several years, it's not unusual for stocks and bonds to experience several periods of market uncertainty.

- Diversification Lessens Risk. Market sectors seldom move in tandem. A well-diversified portfolio that includes stock, bond, and money market mutual funds can lessen the effects of market volatility over time.

- We're On Your Side. Your Prudential professional can help you understand what's happening in the markets. He or she can assist you in making informed decisions based upon a thorough knowledge of your financial needs and long-term goals. Call your Prudential professional today.

Thank you for your continued confidence in Prudential mutual funds. We'll do everything we can to keep you informed and to earn your trust.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities

Portfolio of Investments as of
June 30, 1998 (Unaudited)                     PRUDENTIAL MONEYMART ASSETS, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Bank Notes--6.9%
             Bank Austria Finance, Inc.(b)
   $78,898   5.53%, 8/17/98                       $   78,328,378
             Bank of New York(b)
    50,000   5.515%, 7/22/98                          49,839,146
    50,000   5.515%, 8/6/98                           49,724,250
             Corestates Bank, N.A.(b)
    15,000   5.60625%, 7/21/98                        15,000,000
             First Union National Bank(b)
    86,000   5.59%, 2/19/99                           86,000,000
             Key Bank N.A.(b)
    33,000   5.54%, 7/1/98                            32,989,818
             U.S. Bank N.A.(b)
   183,000   5.55234%, 7/15/98                       182,961,500
                                                  --------------
                                                     494,843,092
------------------------------------------------------------
Certificates Of Deposit - Domestic--1.9%
             Chase Manhattan Bank (USA)
    97,000   5.62%, 7/6/98                            97,000,000
    30,000   5.57%, 8/24/98                           30,000,000
             First Tennessee Bank N.A.
     7,000   5.55%, 7/13/98                            6,999,928
                                                  --------------
                                                     133,999,928
------------------------------------------------------------
Certificates Of Deposit - Eurodollar--5.0%
             Abbey National Treasury Services
                PLC
   100,000   5.75%, 3/5/99                           100,000,000
    50,000   5.72%, 6/11/99                           49,963,796
             Westdeutsche Landesbank
                Girozentrale
   160,000   5.55%, 7/8/98                           160,000,000
    49,000   5.82%, 8/3/98                            48,996,568
                                                  --------------
                                                     358,960,364
------------------------------------------------------------
Certificates Of Deposit - Yankee--14.7%
             Bank of Montreal
    50,000   5.473%, 7/15/98                          49,893,581
             Barclays Bank PLC
    50,000   5.56%, 2/25/99                           49,981,157
             Bayerische Hypotheken und Weschel
                Bank
    44,000   5.58%, 8/10/98                           44,000,401
   $22,000   5.94%, 10/22/98                      $   21,996,094
    11,000   5.675%, 3/3/99                           10,996,816
             Canadian Imperial Bank of Commerce
     9,000   5.57%, 8/3/98                             9,000,000
    94,000   5.55%, 2/10/99                           93,972,327
             Credit Agricole Indosuez
    80,000   5.87%, 8/10/98                           79,995,808
    50,000   5.90%, 10/19/98                          49,992,798
    20,000   5.95%, 10/21/98                          19,997,067
             Credit Communal De Belgique S.A.
    14,000   5.58%, 8/13/98                           14,000,000
    33,000   5.58%, 8/18/98                           33,000,000
    86,000   5.58%, 8/24/98                           86,000,000
    20,000   5.575%, 8/28/98                          19,999,290
             Deutsche Bank
   150,000   5.54%, 2/24/99                          149,953,076
    25,000   5.57%, 2/26/99                           24,992,116
   100,000   5.62%, 2/26/99                           99,955,884
    50,000   5.66%, 3/3/99                            49,983,917
             Dresdner Bank AG
    73,000   5.76%, 7/31/98                           72,991,687
             Rabobank Nederland N.V.
    80,000   5.50%, 2/9/99                            79,962,478
                                                  --------------
                                                   1,060,664,497
------------------------------------------------------------
Commercial Paper--52.9%
             American General Finance Corp.
     6,000   5.53%, 8/31/98                            5,943,778
    44,000   5.53%, 9/4/98                            43,560,672
    15,000   5.53%, 9/18/98                           14,817,971
             American Honda Finance Corp.
    21,000   5.57%, 9/10/98                           20,769,309
             Aon Corp.
    11,470   5.60%, 7/16/98                           11,443,237
    22,000   5.55%, 7/23/98                           21,925,383
     9,279   5.55%, 7/24/98                            9,246,098
             Aristar, Inc.
    23,000   5.57%, 7/31/98                           22,893,242
     6,850   5.60%, 8/11/98                            6,806,312
             Associates Corp. of North America
   100,000   5.53%, 7/28/98                           99,585,250
    58,000   5.53%, 7/29/98                           57,750,536
   100,000   5.53%, 7/30/98                           99,554,528

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of
June 30, 1998 (Unaudited)                     PRUDENTIAL MONEYMART ASSETS, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Commercial Paper (cont'd.)
   $36,000   5.52%, 9/9/98                        $   35,613,600
    45,000   5.52%, 9/10/98                           44,510,100
             Atlantic Richfield Co.
    41,000   5.55%, 9/14/98                           40,525,937
             Barton Capital Corp.
    29,149   5.75%, 7/8/98                            29,116,410
    13,000   5.70%, 7/14/98                           12,973,242
    19,000   5.62%, 8/28/98                           18,827,966
             BBL North America, Inc.
    10,000   5.52%, 8/14/98                            9,932,533
   123,000   5.52%, 8/21/98                          122,038,140
             Bell Atlantic Network Funding
                Corp.
    30,000   5.58%, 7/21/98                           29,907,000
    16,000   5.56%, 7/30/98                           15,928,338
             Beneficial Corp.
    14,000   5.59%, 7/24/98                           13,950,001
             Centric Capital Corp.
     5,000   5.55%, 7/1/98                             5,000,000
    18,125   5.55%, 7/20/98                           18,071,909
     7,000   5.63%, 7/27/98                            6,971,537
    20,000   5.57%, 8/24/98                           19,832,900
             CIT Group Holdings, Inc.
    29,000   5.56%, 8/5/98                            28,843,239
    50,000   5.57%, 8/27/98                           49,559,042
             Coca-Cola Enterprises, Inc.
    26,000   5.54%, 9/22/98                           25,667,908
             Commercial Credit Co.
    40,000   5.52%, 8/13/98                           39,736,267
    11,000   5.53%, 8/19/98                           10,917,204
    16,000   5.53%, 9/8/98                            15,830,413
             Commerzbank U.S. Finance, Inc.
    29,000   5.53%, 8/26/98                           28,750,536
             Corporate Receivables Corp.
     9,000   5.60%, 7/27/98                            8,963,600
             Countrywide Home Loan, Inc.
    16,000   5.60%, 7/28/98                           15,932,800
    34,154   5.60%, 7/31/98                           33,994,615
    11,000   5.60%, 8/4/98                            10,941,822
             CXC, Inc.
    66,000   5.55%, 7/8/98                            65,928,775
             Du Pont (E. I.) De Nemours & Co.,
                Inc.
    28,200   5.60%, 8/13/98                           28,011,373
             Eastman Kodak Co.
   $12,000   5.57%, 9/1/98                        $   11,884,887
             First Chicago Financial Corp.
    26,000   5.53%, 9/11/98                           25,712,440
             First Data Corp.
   $21,000   5.57%, 7/21/98                           20,935,017
    21,000   5.57%, 7/28/98                           20,912,273
             Ford Motor Credit Corp.
    74,364   5.54%, 7/2/98                            74,352,556
   226,000   5.53%, 7/10/98                          225,687,555
             General Electric Capital Corp.
    20,000   5.48%, 7/9/98                            19,975,644
    17,000   5.51%, 9/3/98                            16,833,476
    30,000   5.53%, 9/3/98                            29,705,067
    26,000   5.51%, 9/10/98                           25,717,459
   200,000   5.52%, 11/25/98                         195,492,000
             General Motors Acceptance Corp.
    72,000   5.58%, 7/23/98                           71,754,480
   103,000   5.52%, 8/18/98                          102,241,920
             Goldman Sachs Group L.P.
    13,000   5.8125%, 7/1/98                          13,000,000
     2,700   5.8125%, 7/1/98                           2,700,000
             GTE Corp.
    13,000   5.67%, 7/8/98                            12,985,668
    25,000   5.67%, 7/10/98                           24,964,563
             Hertz Corp.
    19,303   5.57%, 8/11/98                           19,180,549
             ING America Insurance Hldgs., Inc.
    20,000   5.53%, 8/5/98                            19,892,472
     9,000   5.54%, 8/21/98                            8,929,365
             Martin Marietta Material
     7,000   5.60%, 8/6/98                             6,960,800
             Mont Blanc Capital Corp.
    28,715   5.60%, 8/27/98                           28,460,394
    21,289   5.57%, 9/9/98                            21,058,428
             Monte Rosa Capital Corp.
    95,000   5.60%, 8/25/98                           94,187,222
    59,000   5.63%, 8/27/98                           58,474,064
             Nations Bank Corp.
     7,666   5.52%, 9/2/98                             7,591,946
             Morgan Stanley Dean Witter
                Discover Group, Inc.(b)
    55,000   5.85156%, 7/15/98                        55,000,000
    96,000   5.85938%, 8/14/98                        96,000,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of
June 30, 1998 (Unaudited)                     PRUDENTIAL MONEYMART ASSETS, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Commercial Paper (cont'd.)
             Nordbanken North America, Inc.
   $57,000   5.52%, 8/4/98                        $   56,702,840
    45,000   5.52%, 9/18/98                           44,454,900
             Norwest Financial, Inc.
    62,000   5.57%, 7/23/98                           61,788,959
    19,000   5.52%, 8/17/98                           18,863,073
             Old Line Funding Corp.
   $18,000   5.60%, 7/24/98                           17,935,600
    40,558   5.60%, 7/28/98                           40,387,656
    27,000   5.59%, 8/5/98                            26,853,263
             Quincy Capital Corp.
    17,000   5.60%, 7/22/98                           16,944,467
             SAFECO Corp.
    72,000   5.54%, 8/18/98                           71,468,160
    10,000   5.54%, 8/25/98                            9,915,361
    61,000   5.54%, 9/14/98                           60,295,958
             Salomon Smith Barney Hldgs., Inc.
    12,000   5.53%, 8/17/98                           11,913,363
   122,000   5.55%, 8/24/98                          120,984,350
    16,000   5.53%, 9/17/98                           15,808,293
             SBC Finance
   250,000   5.53%, 8/24/98                          247,926,250
             Sears Roebuck Acceptance Corp.
    25,000   5.55%, 8/20/98                           24,807,292
             Special Purpose Accounts
                Receivable Cooperative Corp.
    15,000   5.62%, 8/24/98                           14,873,550
             Svenska Handelsbanken
    74,000   5.53%, 8/10/98                           73,545,311
             Thunder Bay Funding Inc.
    14,444   5.70%, 7/9/98                            14,425,704
    40,995   5.68%, 7/10/98                           40,936,787
    44,439   5.75%, 7/8/98                            44,389,315
             UBS Finance, Inc.
    98,000   5.53%, 8/10/98                           97,397,844
             Windmill Funding Corp.
    22,000   5.60%, 7/27/98                           21,911,022
   $64,005   5.60%, 7/28/98                       $   63,736,179
    45,000   5.63%, 7/30/98                           44,795,912
    23,000   5.62%, 8/28/98                           22,791,748
             Wood Street Funding Corp
     5,000   5.60%, 8/28/98                            4,954,889
                                                  --------------
                                                   3,801,971,814
------------------------------------------------------------
Loan Participations--0.4%
             Cooper Industries, Inc.
    20,205   5.65%, 7/13/98                           20,205,000
             Halliburton Corp.
     9,000   5.80%, 7/21/98                            9,000,000
                                                  --------------
                                                      29,205,000
------------------------------------------------------------
Other Corporate Obligations--18.8%
             Goldman, Sachs Group, L.P.(b)
   355,000   5.8125%, 9/17/98                        355,000,000
             Liquid Asset Backed Securities
                Trust(b)
    96,922   5.65625%, 7/22/98                        96,921,739
    63,970   5.65625%, 7/27/98                        63,970,314
             Merrill Lynch & Co., Inc.(b)
   $38,000   5.61625%, 7/8/98                         37,998,992
    44,000   5.53%, 8/14/98                           43,702,609
   100,000   5.52%, 9/29/98                           98,620,000
             Restructured Asset Securities(b)
   175,000   5.64625%, 7/28/98                       175,000,000
    21,000   5.6875%, 7/31/98                         21,000,000
             Short Term Repackaged Asset
                Trust(b)
    86,000   5.67825%, 7/15/98                        86,000,000
             SMM Trust Notes 1997-X(b)
    87,000   5.65625%, 7/13/98                        87,000,000
             Strategic Money Market Trust
                1997-A(b)
    19,000   5.65625%, 7/6/98                         19,000,000
   265,000   5.6875%, 9/23/98                        265,000,000
                                                  --------------
                                                   1,349,213,654

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

PRUDENTIAL MONEYMART ASSETS, INC.
Portfolio of Investments as of June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Total Investments--100.6%
             (amortized cost $7,228,858,349(a))   $7,228,858,349
             Liabilities in excess of
                other assets--(0.6%)                 (44,972,604)
                                                  --------------
             Net Assets--100%                     $7,183,885,745
                                                  --------------
                                                  --------------

---------------
(a) Federal income tax basis for portfolio securities is the same as for financial reporting purposes.
(b) The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
------------------------------------------------------------
The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 1998 was as follows:

Commercial Banks.....................................   48.5%
Asset Backed Securities..............................   11.8
Security Brokers & Dealers...........................   11.8
Personal Credit Institutions.........................    8.2
Motor Vehicle........................................    7.2
Short-Term Business Credit...........................    5.1
Fire & Marine Casualty Insurance.....................    2.0
Telephone & Communications...........................    1.2
Mortgage Banks.......................................     .9
Health...............................................     .6
Computer Rental......................................     .6
Bank Holding Companies-Domestic......................     .5
Plastic..............................................     .5
Department Stores....................................     .4
Beverages............................................     .4
Electric Services....................................     .3
Construction Machines & Equipment....................     .2
Mining...............................................     .2
Photographic Equipment...............................     .2
                                                       -----
                                                       100.6
Liabilities in excess of other assets................   (0.6)
                                                       -----
                                                       100.0%
                                                       -----
                                                       -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Statement of Assets and Liabilities
(Unaudited)                                   PRUDENTIAL MONEYMART ASSETS, INC.
-------------------------------------------------------------------------------

Assets                                                                                                            June 30, 1998
                                                                                                                  --------------
Investments, at amortized cost which approximates market value..............................................      $7,228,858,349
Cash........................................................................................................          11,024,618
Receivable for Fund shares sold.............................................................................         244,480,464
Interest receivable.........................................................................................          41,355,509
Deferred expenses and other assets..........................................................................             111,635
                                                                                                                  --------------
   Total assets.............................................................................................       7,525,830,575
                                                                                                                  --------------
Liabilities
Payable for Fund shares reacquired..........................................................................         328,847,859
Dividends payable...........................................................................................           7,467,826
Accrued expenses............................................................................................           3,198,195
Management fee payable......................................................................................           2,079,376
Distribution fee payable....................................................................................             351,574
                                                                                                                  --------------
   Total liabilities........................................................................................         341,944,830
                                                                                                                  --------------
Net Assets..................................................................................................      $7,183,885,745
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Common Stock, at par ($.001 par value; 15 billion shares authorized for issuance)........................      $  717,494,310
   Paid-in capital in excess of par.........................................................................       6,466,391,435
                                                                                                                  --------------
Net assets, June 30, 1998...................................................................................      $7,183,885,745
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value, offering price and redemption price per share
      ($6,997,047,128 / 6,997,047,128 shares of common stock issued and outstanding)........................               $1.00
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($186,838,617 / 186,838,617 shares of common stock issued and outstanding)............................               $1.00
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

PRUDENTIAL MONEYMART ASSETS, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                  Six Months
                                                     Ended
Net Investment Income                            June 30, 1998
Income
   Interest...................................   $211,497,529
                                                 -------------
Expenses
   Management fee.............................     11,120,518
   Distribution fee--Class A..................      4,503,896
   Transfer agent's fees and expenses.........      8,047,000
   Reports to shareholders....................        818,000
   Registration fees..........................        253,000
   Custodian's fees and expenses..............        107,000
   Insurance expense..........................         62,000
   Director's fees and expenses...............         28,000
   Audit fee and expenses.....................         17,000
   Legal fees and expenses....................         14,000
   Miscellaneous..............................          5,141
                                                 -------------
      Total expenses..........................     24,975,555
                                                 -------------
Net investment income.........................    186,521,974
Net Realized Gain on Investments
Net realized gain on investment
   transactions...............................         28,485
                                                 -------------
Net Increase in Net Assets
Resulting from Operations.....................   $186,550,459
                                                 -------------
                                                 -------------


PRUDENTIAL MONEYMART ASSETS, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                Six Months
                                  Ended             Year Ended
Increase (Decrease)              June 30,          December 31,
in Net Assets                      1998                1997
Operations
   Net investment income...  $    186,521,974    $    361,956,251
   Net realized gain on
      investment
      transactions.........            28,485              10,050
                             ----------------    ----------------
   Net increase in net
      assets resulting from
      operations...........       186,550,459         361,966,301
                             ----------------    ----------------
Dividends and distributions
   to shareholders (Note 1)
      Class A..............      (182,032,129)       (353,829,321)
      Class Z..............        (4,518,330)         (8,136,980)
                             ----------------    ----------------
                                 (186,550,459)       (361,966,301)
                             ----------------    ----------------
Fund share transactions
   (Note 4)
   (At $1.00 per share)
   Proceeds from shares
      sold.................    16,140,362,471      32,812,146,168
   Net asset value of
      shares issued to
      shareholders in
      reinvestment of
      dividends and
      distributions........       172,925,224         346,107,446
   Cost of shares
      reacquired...........   (16,150,400,505)    (33,601,689,773)
                             ----------------    ----------------
   Net increase (decrease)
      in net assets from
      Fund share
      transactions.........       162,887,190        (443,436,159)
                             ----------------    ----------------
Total increase
   (decrease)..............       162,887,190        (443,436,159)
Net Assets
Beginning of period........     7,020,998,555       7,464,434,714
                             ----------------    ----------------
End of period..............  $  7,183,885,745    $  7,020,998,555
                             ----------------    ----------------
                             ----------------    ----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Notes to Financial Statements (Unaudited)     PRUDENTIAL MONEYMART ASSETS, INC.
-------------------------------------------------------------------------------
Prudential MoneyMart Assets, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund invests primarily in a portfolio of money market instruments maturing in thirteen months or less whose ratings are within the two highest rating categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant generally accepted accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuations: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Securities Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Net investment income of the Fund consists of interest accrued and discount earned less estimated expenses applicable to the dividend period. Net investment income (other than distribution fees), and realized gains or losses, if any, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.
The cost of portfolio securities for federal income tax purposes is substantially the same as for financial reporting purposes.
Dividends and Distributions: All of the Fund's net investment income and net realized gains or losses, if any, are declared as dividends daily to the shareholders of record at the time of such declaration. Payment of dividends is made monthly.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $50 million and
 .30 of 1% of the Fund's average daily net assets in excess of $50 million.
The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A and Class Z shares of the Fund. The Fund reimburses PSI for distributing and servicing the Fund's Class A shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the average daily net assets of the Class A shares. The Class A distribution fee is accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund. Effective July 1, 1998, Prudential Investment Management Services LLC ('PIMS') became the distributor of the Fund and will serve the Fund under the same terms and conditions as under the arrangement with PSI.
PSI, PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)     PRUDENTIAL MONEYMART ASSETS, INC.
-------------------------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended June 30, 1998, the Fund incurred fees of approximately $7,836,000 for the services of PMFS. As of June 30, 1998, approximately $1,324,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Capital
The Fund offers Class A and Class Z shares. Class Z shares are not subject to any distribution and/or service fees and are offered exclusively for sale to a limited group of investors.
The Fund has authorized 15 billion shares of common stock, $.001 par value per share, divided into 13 billion authorized Class A shares and 2 billion authorized Class Z shares. Of the 7,183,885,744 shares of common stock issued
and outstanding at June 30, 1998, PIFM owned      Class A shares.
Transactions in shares of common stock for the six months ended June 30, 1998 and year ended December 31, 1997 were as follows:

                                Six Months
                                  Ended             Year ended
                                 June 30,          December 31,
Class A                            1998                1997
---------------------------  ----------------    ----------------
Shares sold................    15,922,736,750      32,421,538,819
Shares issued in
  reinvestment of dividends
  and distributions........       168,644,190         338,151,149
Shares reacquired..........   (15,957,980,531)    (33,211,266,138)
                             ----------------    ----------------
Net increase (decrease) in
  shares outstanding.......       133,400,409        (451,576,170)
                             ----------------    ----------------
                             ----------------    ----------------
Class Z
---------------------------
Shares sold................       217,625,721         390,607,349
Shares issued in
  reinvestment of dividends
  and distributions........         4,281,034           7,956,297
Shares reacquired..........      (192,419,974)       (390,423,635)
                             ----------------    ----------------
Net increase in shares
  outstanding..............        29,486,781           8,140,011
                             ----------------    ----------------
                             ----------------    ----------------

--------------------------------------------------------------------------------

Financial Highlights (Unaudited)              PRUDENTIAL MONEYMART ASSETS, INC.
-------------------------------------------------------------------------------

                                                                              Class A
                                        ------------------------------------------------------------------------------------
                                        Six Months
                                          Ended                               Year Ended December 31,
                                         June 30,      ---------------------------------------------------------------------
                                           1998           1997          1996           1995           1994           1993
                                        ----------     ----------    ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period...........................    $    1.000     $    1.000    $    1.000     $    1.000     $    1.000     $    1.000
Net investment income and net
  realized gains....................          .025           .050          .048           .054           .037           .027
Dividends and distributions to
  shareholders......................         (.025)         (.050)        (.048)         (.054)         (.037)         (.027)
                                        ----------     ----------    ----------     ----------     ----------     ----------
Net asset value, end of period......    $    1.000     $    1.000    $    1.000     $    1.000     $    1.000     $    1.000
                                        ----------     ----------    ----------     ----------     ----------     ----------
                                        ----------     ----------    ----------     ----------     ----------     ----------
TOTAL RETURN(a).....................          2.53%          5.09%         4.97%          5.51%          3.72%          2.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....    $6,997,047     $6,863,647    $7,315,223     $7,221,658     $6,544,880     $7,318,633
Average net assets (000)............    $7,265,954     $7,121,692    $7,326,023     $6,914,520     $7,071,381     $7,742,989
Ratios to average net assets:
   Expenses, including distribution
      fee...........................           .68%(c)        .70%          .71%           .69%           .71%           .71%
   Expenses, excluding distribution
      fee...........................           .56%(c)        .58%          .59%           .56%           .58%           .58%
   Net investment income............          5.05%(c)       4.97%         4.83%          5.38%          3.65%          2.63%
                                                        Class Z
                                      --------------------------------------------
                                                                        March 1,
                                      Six Months                        1996(b)
                                        Ended         Year Ended        Through
                                       June 30,      December 31,     December 31,
                                         1998            1997             1996
                                      ----------     ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period...........................   $  1.000        $  1.000         $  1.000
Net investment income and net
  realized gains....................       .026            .051             .040
Dividends and distributions to
  shareholders......................      (.026)          (.051)           (.040)
                                      ----------     ------------     ------------
Net asset value, end of period......   $  1.000        $  1.000         $  1.000
                                      ----------     ------------     ------------
                                      ----------     ------------     ------------
TOTAL RETURN(a).....................       2.59%           5.22%            4.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....   $186,839        $157,352         $149,212
Average net assets (000)............   $175,820        $159,508         $121,135
Ratios to average net assets:
   Expenses, including distribution
      fee...........................        .56%(c)         .58%             .59%(c)
   Expenses, excluding distribution
      fee...........................        .56%(c)         .58%             .59%(c)
   Net investment income............       5.18%(c)        5.10%            4.86%(c)

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than a full year are not annualized.
(b) Commencement of offering of Class Z shares.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Getting The Most From Your Prudential Mutual Fund.
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one half of one percent is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instrument at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; most often used to describe the difference between prices bid and asked for a security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com


Directors
Edward D. Beach
Stephen C. Eyre
Delayne Dedrick Gold
Robert F. Gunia
Don G. Hoff
Robert E. LaBlanc
Mendel A. Melzer, CFA
Richard A. Redeker
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Robert C. Rosselot, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 1998 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


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